UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 10, 2005

                            THE SERVICEMASTER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                   1-14762                    36-3858106
          --------                   -------                    ----------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
  of Incorporation)                                       Identification Number)


     3250 Lacey Road, Suite 600, Downers Grove, Illinois               60515
     ---------------------------------------------------               -----
          (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (630) 663-2000
                                                           --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act
    (17 CFR 240.14a - 12)

___ Pre-commencement communications pursuant to Rule 14d - 2(b) under the
    Exchange Act (17 CFR 240.14d(b))

___ Pre-commencement communications pursuant to Rule 13e - 4(c) under the
    Exchange Act (17 CFR 240.13e - 4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 10, 2005, The ServiceMaster Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

    99.1     Press Release issued by The ServiceMaster Company on May 10, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            THE SERVICEMASTER COMPANY


Date:  May 10, 2005        By:  /s/  Jim L. Kaput
                                --------------------------------------------
                                Jim L. Kaput
                                Senior Vice President and General Counsel

                                  EXHIBIT INDEX
Exhibit
Number   Description of Exhibit
------   ----------------------
99.1     Press Release issued by The ServiceMaster Company on May 10, 2005.